                                                                   Exhibit 99(q)

                                POWER OF ATTORNEY

     The undersigned Trustee of New Covenant Funds (the "Trust") hereby appoints Dennis J. Murphy and Patrick Turley, Esq. as attorneys-in-fact and agents, in all capacities, to execute and to file any and all amendments to the Trust's Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, covering the registration of the Trust as an investment company and the sale of shares of the series to the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned Trustee hereby executes this Power of Attorney as of this 1st day of September, 2005.


/s/ Samuel McNairy
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Samuel McNairy

                                POWER OF ATTORNEY

     The undersigned Trustee of New Covenant Funds (the "Trust") hereby appoints Dennis J. Murphy and Patrick Turley, Esq. as attorneys-in-fact and agents, in all capacities, to execute and to file any and all amendments to the Trust's Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, covering the registration of the Trust as an investment company and the sale of shares of the series to the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned Trustee hereby executes this Power of Attorney as of this 1st day of September, 2005.


/s/ William Lauderbach
-------------------------------------
William Lauderbach